Exhibit 10

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is dated as of June __, 2008, by and among Cornerstone Operating Partnership, L.P., a Delaware limited partnership (the “Administrative Borrower”), each of the “Borrowing Base Subsidiaries” party hereto (together with the Administrative Borrower, each a “Borrower” and collectively, “Borrowers”), the “Guarantors” signatory hereto (together with Borrowers, the “Credit Parties”), HSH Nordbank AG, New York Branch, a German banking corporation acting through its New York branch, as lender (together with its successors and assigns, each a “Lender” and collectively the “Lenders”), and HSH Nordbank AG, New York Branch, a German banking corporation acting through its New York branch, in its capacity as administrative agent for the Lenders (in its capacity as administrative agent for the Lenders, together with any permitted successor administrative agent, the “Administrative Agent”) and arranger.  Capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement (as defined below).

Recitals

WHEREAS, Borrowers, Guarantors, Lenders and Administrative Agent have entered into that certain Credit Agreement dated as of June 30, 2006 (the “Original Credit Agreement”), as amended by that certain Amendment and Waiver No. 1 to Credit Agreement, dated as of July 31, 2007 (the “First Amendment”) and that certain Amendment No. 2 to Credit Agreement, dated as of November 14, 2007 (the “Second Amendment”, together with the Original Credit Agreement,  and the First Amendment, and as otherwise modified or supplemented from time to time, collectively, the “Credit Agreement”);

WHEREAS, pursuant to (i) that certain Joinder and Amendment Agreement dated as of November 30, 2006, among COP-Goldenwest, LLC, a California limited liability company (“COP-Goldenwest”), Administrative Borrower, the Guarantors, Lenders and Administrative Agent, (ii) that certain Joinder Agreement dated as of November 30, 2006, among, COP-Western Ave., LLC a California limited liability company (“COP-Western”), COP-Goldenwest, Administrative Borrower, the Guarantors, Lenders and Administrative Agent, (iii) that certain Joinder Agreement dated as of January 19, 2007, among COP-Deer Valley, LLC, an Arizona limited liability company (“COP-Deer Valley”), COP-Western, COP-Goldenwest, Administrative Borrower, the Guarantors, Lenders and Agent, and (iv) that certain Joinder Agreement dated as of September 28, 2007, among COP-Pinnacle Peak, LLC, an Arizona limited liability company (“COP-Pinnacle Peak”), COP-Western, COP-Goldenwest, COP-Deer Valley, Administrative Borrower, the Guarantors, Lenders and Agent, each of COP-Goldenwest, COP-Western, COP-Deer Valley and COP-Pinnacle Peak were joined to the Credit Agreement and the other Financing Documents, each as a “Borrower” and as a “Borrowing Base Subsidiary.”

WHEREAS, the payment of the Obligations and the performance of the other obligations of Borrowers under the Credit Agreement and the other Financing Documents are secured by, amongst other things, (i) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Goldenwest, as grantor, in favor of Commonwealth Land Title Company, solely as trustee, for the benefit of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Orange County, California, as Instrument No. 2006000808373 (the “Goldenwest Deed of Trust), (ii) that certain Assignment of Leases and Rents, by COP-Goldenwest, in favor of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Orange County, California, as Instrument No. 2006000808374 (the “Goldenwest Assignment”), (iii) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Western, as grantor, in favor of Commonwealth Land Title Company, solely as trustee, for the benefit of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Los Angeles County, California, as Instrument No. 2006266762 (the “Western Deed of Trust), (iv) that certain Assignment of Leases and Rents, by COP-Western, in favor of Administrative Agent, recorded as of December 1, 2006 in the Official Records of Los Angeles County, California, as Instrument No. 20062667663 (the “Western Assignment”), (v) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Deer Valley, as grantor, in favor of Magnus Title Agency, solely as trustee, for the benefit of Administrative Agent, recorded as of January 22, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20070081545 (the “Deer Valley Deed of Trust”), (vi) that certain Assignment of Leases and Rents, by COP-Deer Valley, in favor of Administrative Agent, recorded as of January 22, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20070081546 (the “Deer Valley Assignment”), and (vii) that certain Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, by COP-Pinnacle Peak, as grantor, in favor of Lawyers Title Insurance Corporation, solely as trustee, for the benefit of Administrative Agent, recorded as of October 2, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20071083931 (the “Pinnacle Peak Deed of Trust) and (viii) that certain Assignment of Leases and Rents, by COP-Pinnacle Peak, in favor of Administrative Agent, recorded as of October 2, 2007 in the Official Records of Maricopa County, Arizona, as Instrument No. 20071083932 (the “Pinnacle Peak Assignment”).  The Goldenwest Deed of Trust, the Western Deed of Trust, the Deer Valley Deed of Trust and the Pinnacle Peak Deed of Trust hereafter collectively the “Existing Deeds of Trust”.  The Goldenwest Assignment, the Western Assignment, the Deer Valley Assignment and the Pinnacle Peak Assignment hereafter collectively the “Existing Assignments.”

NOW THEREFORE in consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

1.   Amendments.  Upon satisfaction of all of the conditions of effectiveness set forth in Section 2 below, the following amendments shall take effect:

1.1       Definitions.  The following definitions are added to and made a part of Section 1.01 of the Credit Agreement:

““Cash or Cash Equivalents” means (i) cash, (ii) marketable securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided, that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one (1) year from the date of acquisition, (iii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States or any State thereof having, capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one (1) year from the date of acquisition by REIT, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Corporation or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than one (1) year after the date of acquisition by REIT and (v) investments in money market or mutual funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above, in each case, which are owned by REIT on an individual basis (as opposed to being owned jointly with any other Person).

“Unencumbered Cash or Cash Equivalents” means Cash or Cash Equivalents that have not been pledged to any Person as security for any obligation of Guarantor or any other Person.”

1.2       Cash or Cash Equivalents.  The following language is added to and made a part of the Credit Agreement as Section 5.16:

“Section 5.16.      Cash of Cash Equivalents.  REIT shall, at all times, maintain Unencumbered Cash or Cash Equivalents of not less than $5,000,000, measured as of the last day of each calendar quarter based upon the certificate to be provided by Administrative Borrower pursuant to Section 5.01(e)(iv) hereof.”

1.3       Financial Reporting.  Section 5.01(e) of the Credit Agreement is hereby deleted and replaced its entirety with the following:

“(e)     Promptly after the preparation thereof, and no later than sixty (60) days after the last day of each calendar quarter, (i) computations of Borrowing Base Net Operating Income for each Borrowing Base Property, (ii) Debt Service Coverage Ratio as of the last day of such calendar quarter, (iii) a Borrowing Base Certificate executed by a Financial Officer of the Administrative Borrower setting forth its computation of the Borrowing Base Loan Amount as of the last day of such calendar quarter for such calendar quarter and (iv) a certificate executed by a Financial Officer of REIT certifying the amount of Unencumbered Cash or Cash Equivalents maintained by REIT, which certificate shall be in detail, scope and presentation acceptable to Administrative Agent, in its sole discretion.  The Administrative Agent shall notify the Administrative Borrower in writing of any calculation errors or other errors in the calculation of Borrowing Base Net Operating Income required by the Administrative Agent pursuant to the definition of “Borrowing Base Net Operating Income” herein and any corresponding adjustments to the Borrowing Base Loan Amount (if any).”

2.   Effectiveness of this Amendment. The amendments set forth in Section 1 above shall not be effective or binding (without affecting the other provisions of this Amendment) until the following conditions have been satisfied or waived in writing by Administrative Agent, in Administrative Agent’s sole and absolute discretion (the date on which all such conditions being satisfied or waived, the “Effective Date”):

2.1       Execution of Documents.  Administrative Agent shall have received each of the following documents (collectively the “Transaction Documents”) duly executed and delivered by each of the parties thereto:

(a)       this Amendment; and

(b)       such other documents and instruments requested by Administrative Agent.

2.2       Title Updates. Administrative Agent shall have obtained, at Borrowers’ expense, such new lender’s title policies or modification, date-down or other endorsements to Lenders’ existing title policies as Administrative Agent may require to insure the continued validity of the Existing Deeds of Trust, as amended, and their, respective, continuing first lien priority on each of the Borrower Base Properties, subject of the Existing Deeds of Trust, over all encumbrances not previously approved in writing by Administrative Agent.

2.3       No Defaults.  As of the Effective Date no Default or Event of Default shall have occurred and be continuing.

2.4       Payment of Expenses.  Borrowers shall have paid to Administrative Agent all costs and expenses incurred in connection with this Amendment as provided in Section 7 hereof.

2.5       Representations and Warranties.  The representations and warranties of the Credit Parties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Effective Date; provided that any such representations and warranties that by their express terms are made as of a specific date shall be true and correct in all material respects as of such specific date.

3.   Representations and Warranties.  To induce Lenders and Administrative Agent to enter into this Amendment, the Credit Parties hereby represent and warrant that:

3.1       The execution, delivery and performance by each Credit Party of this Amendment, the other Transaction Documents, and any other documents in connection herewith, or therewith, to which it is a party are (a) within its powers and have been duly authorized by all necessary action, (b) require no action by or in respect of, or filing with, any Governmental Authority, any property manager or other third party, (c) do not contravene, or constitute a breach of or default under, any provision of applicable law or regulation, any of its constitutive documents or of any judgment, injunction, order, decree, permit, license, note, mortgage, agreement or other instrument binding upon such Person or any of its Subsidiaries or their respective assets and (d) do not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries.

3.2       This Amendment, the other Transaction Documents and such other documents and instruments executed by such Credit Party in connection herewith, or therewith, have been duly executed and delivered by each Credit Party and constitutes a valid and binding agreement of each Credit Party, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

3.3       Each of the representations and warranties contained in Article III of the Credit Agreement, as modified herein, is true and correct as of the date hereof, as though made on, and as of, the date hereof.

4.   Ratification of Credit Agreement.  Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Financing Documents are in all respects ratified and confirmed and remain in full force and effect.

5.   Governing Law.   THIS AMENDMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, as more fully set forth in Section 9.09 of the Credit Agreement, which Section 9.09 is incorporated herein mutatis mutandis as though set forth herein in full.

6.   Compliance, Release.  As additional consideration for Administrative Agent and Lenders to enter into this Amendment, the Credit Parties hereby acknowledge and agree that, as of the date of this Amendment: (i) Administrative Agent and Lenders have fully complied with all of their respective obligations under the Financing Documents, (ii) the Credit Parties have no knowledge of any act or omission on the part of Administrative Agent or Lenders that constitutes a default by Administrative Agent or Lenders under any of the Financing Documents (or that, with the giving of notice, the passage of time, or both, would constitute a default by the Administrative Agent or Lenders thereunder), (iii) the Credit Parties have no knowledge of any fact or circumstance that would prevent or prohibit Administrative Agent or Lenders from enforcing the Financing Documents, and (iv) the Credit Parties have no claims, demands, damages, suits, cross-complaints, causes of action or debts of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any portion of its obligation to repay the Loans or to seek any affirmative relief from Administrative Agent or Lenders with respect to the Loans or the Borrowing Base Properties.  The Credit Parties hereby release and forever discharge, and agree to indemnify, defend and hold harmless, Administrative Agent and Lenders and their respective agents, servants, employees, directors, officers, trustees, beneficiaries, attorneys, branches, affiliates, subsidiaries, successors and assigns, of and from all damages, losses, claims, demands, liabilities, obligations, actions, suits and causes of action whatsoever, that the Credit Parties may now have or claim to have against Administrative Agent or Lenders as of the date of this Amendment, and whether presently known or unknown, and of every nature and extent whatsoever, on account of or in any way concerning or arising out of the Borrowing Base Properties or the Loans, or founded upon any of the Financing Documents, including, but not limited to, all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date of this Amendment.  The Credit Parties acknowledge and agree that this release is intended to extend to claims they do not know or suspect to exist

7.   Payment of Administrative Agent’s and Lenders’ Expenses.  Borrowers agree to reimburse Administrative Agent and Lenders for all out-of-pocket expenses incurred by Administrative Agent and Lenders in connection with the drafting, negotiation, execution, delivery and performance of this Amendment and all related documents, including, but not limited to, attorneys’ fees and costs incurred by Administrative Agent and Lenders, premiums for any necessary new title policy or endorsements to Lenders’ existing title policies, appraisal fees, cost analysis, recording charges, escrow fees and all other costs.

8.   Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, and the other Financing Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 3 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Signatures on the following page.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

“BORROWERS”

CORNERSTONE OPERATING PARTNERSHIP, L.P.

By:	Cornerstone Core Properties REIT, Inc.
its General Partner

By:
Name:
Title:

COP-GOLDENWEST, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

By:
Name:
Title:

COP-WESTERN AVE., LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

By:
Name:
Title:

signature page continues

COP-DEER VALLEY, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

By:
Name:
Title:

COP-PINNACLE PEAK, LLC

By:	Cornerstone Operating Partnership, L.P.
its sole Member

	By:	Cornerstone Core Properties REIT, Inc.
its General Partner

By:
Name:
Title:

“GUARANTORS” and “RECOURSE LIABILITY PARTY”

CORNERSTONE CORE PROPERTIES REIT, INC.

By:
Name:
Title:

CORNERSTONE REALTY ADVISORS, LLC

By:
Name:
Title:

By:
Name:
Title:

signature page continues

“ADMINISTRATIVE AGENT”

HSH NORDBANK AG, NEW YORK BRANCH

By :
Name:
Title:

By :
Name:
Title:

“LENDERS”

HSH NORDBANK AG, NEW YORK BRANCH

By :
Name:
Title:

By :
Name:
Title: